United States
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Osiris Therapeutics, Inc. held its Annual Meeting of Stockholders on May 30, 2013.  Of the 32,930,429 shares of common stock outstanding as of the record date of the Annual Meeting, 23,570,772 shares, or 71.6% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Two proposals were submitted to the stockholders and approved at the Annual Meeting.  The proposals are described in detail in our previously filed Proxy Statement for the Annual Meeting.  The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, both in person and by proxy.

Election of Two Directors.  Jay M. Moyes and Hans-Georg Klingemann were elected to serve as members of the board of directors for a term expiring at the Annual Meeting of Stockholders to be held in 2016 and until their respective successors are duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD
Jay M. Moyes	20,427,677	161,052
Hans-Georg Klingemann	20,475,728	113,001

The term of office of each of Peter Friedli, Felix Gutzwiller, and C. Randal Mills continued following the meeting.

Ratify Independent Registered Public Accountants.  The appointment of Grant Thornton LLP, independent registered public accountants, to act as our independent auditors for the fiscal year ending December 31, 2013 was ratified, as follows:

FOR	23,484,078
AGAINST	61,368
ABSTAIN	25,326

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based.  Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.  Risks and that could cause actual results to differ materially from those anticipated in forward-looking statements, include the factors described in the sections entitled “Risk Factors” in our Annual Report on Form 10-K filed with the United States Securities and Exchange. You should not unduly rely on forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: June 3, 2013	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Chief Financial Officer and Corporate Secretary

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